Exhibit 10.3


COMMERCIAL MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND
RENTS

This COMMERCIAL MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Mortgage") entered into as of April 20, 2009, between The Dewey Electronics Corporation, a New York corporation, with an address of 27 Muller Road, Oakland, New Jersey 07436 (the "Mortgagor") and TD Bank, N.A., a National banking association, with an address of 1100 Lake Street, Ramsey, New Jersey 07446 (the "Bank").

The real property which is the subject matter of this Mortgage has the following address(es): 27 Muller Road, Oakland, New Jersey 07436 (the "Address(es)").

The Real Property is designated on the current official tax map for the Borough of Oakland, County of Bergen and the State of New Jersey as Lot No. 2, Block No. 301, and is more fully described in Deed Book No. 6546 and Page No. 507.

1.  MORTGAGE, OBLIGATIONS AND FUTURE ADVANCES

1.1 Mortgage. For valuable consideration paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor hereby irrevocably and unconditionally mortgages, grants, bargains, transfers, sells, conveys, sets over and assigns to the Bank and its successors and assigns forever, all of Mortgagor's right, title and interest in and to the "Property" described below, to secure the prompt payment and performance of the Obligations (as hereinafter defined), including without limitation, all amounts due and owing to the Bank and all obligations respecting that certain Revolving Term Note, dated April 20, 2009, by The Dewey Electronics Corporation in favor of the Bank in the original principal amount of $500,000.00 (the "Note"; and collectively, along with all other agreements, documents, certificates and instruments delivered in connection therewith, the "Loan Documents"), and any substitutions, modifications, extensions or amendments to any of the Loan Documents.

The amount of principal obligations outstanding and evidenced by the Loan Documents and secured by this Mortgage total $500,000.00 as of the date of this Mortgage but this Mortgage shall nevertheless secure payment and performance of all Obligations.

1.2 Security Interest in Property. As continuing security for the Obligations the Mortgagor hereby pledges, assigns and grants to the Bank, and its successors and assigns, a security interest in any of the Property (as hereinafter defined) constituting personal property or fixtures. This Mortgage is and shall be deemed to be a security agreement and financing statement pursuant to the terms of the Uniform Commercial Code of New Jersey (the "Uniform Commercial Code") as to any and all personal property and fixtures and as to all such property the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code in addition to its rights hereunder. This Mortgage constitutes a financing statement filed as a fixture filing under Section 9-502(c) of the Uniform Commercial Code covering any Property which now is or later may become a fixture.

1 .3 Collateral Assignment of Leases and Rents. The Mortgagor hereby irrevocably and unconditionally assigns to the Bank, and its successors and assigns, as collateral security for the Obligations all of the Mortgagor's rights and benefits under any and all Leases (as hereinafter defined) and any and all rents and other amounts now or hereafter owing with respect to the Leases or the use or occupancy of the Property. This collateral assignment shall be absolute and effective immediately, but the Mortgagor shall have a license, revocable by the Bank, to continue to collect rents owing under the Leases until an Event of Default (as hereinafter defined) occurs and the Bank exercises its rights and remedies to collect such rents as set forth herein.

1 .4 Conditions to Grant. The Bank shall have and hold the above granted Property unto and to the use and benefit of the Bank, and its successors and assigns, forever; provided, however, the conveyances, grants and assignments contained in this Mortgage are upon the express condition that, if Mortgagor shall irrevocably pay and perform the Obligations in full, including, without limitation, all principal, interest and premium thereon and other charges, if applicable, in accordance with the terms and conditions in the Loan Documents and this Mortgage, shall pay and perform all other Obligations as set forth in this Mortgage and shall abide by and comply with each and every covenant and condition set forth herein and in the Loan Documents, the conveyances, grants and assignments contained in this Mortgage shall be appropriately released and discharged.

1.5 Property. The term "Property," as used in this Mortgage, shall mean that certain parcel of land and the fixtures, structures and improvements and all personal property constituting fixtures, as that term is defined in the Uniform Commercial Code, now or hereafter thereon located at the Address(es), as more particularly described herein, together with: (i) all rights now or hereafter existing, belonging, pertaining or appurtenant thereto; (ii) all judgments, awards of damages and settlements hereafter made as a result or in lieu of any Taking, as hereinafter defined; (iii) all of the rights and benefits of the Mortgagor under any present or future leases and agreements relating to the Property, including, without limitation, rents, issues and profits, or the use or occupancy thereof together with any extensions and renewals thereof, specifically excluding all duties or obligations of the Mortgagor of any kind arising thereunder (the "Leases"); and (iv) all contracts, permits and licenses respecting the use, operation or maintenance of the Property.

1 .6 Obligations. The term "Obligation(s)," as used in this Mortgage, shall mean without limitation all loans, advances, indebtedness, notes, liabilities, rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions, currency options and amounts, liquidated or unliquidated, now or hereafter owing by the Mortgagor to the Bank or any Bank Affiliate at any time, of each and every kind, nature and description, whether arising under this Mortgage or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Mortgagor to the Bank or any Bank Affiliate; or are due indirectly by the Mortgagor to the Bank or any Bank Affiliate as endorser, guarantor or other surety, or as obligor of obligations due third persons which have been endorsed or assigned to the Bank or any Bank Affiliate, or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted, including, without limitation, payment of all amounts outstanding when due pursuant to the terms of any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Mortgagor or due from the Mortgagor to the Bank or any Bank Affiliate from time to time and all advances, costs and expenses referred to in this Mortgage, including without limitation the costs and expenses (including reasonable attorney's fees) of enforcement of the Bank's rights hereunder or pursuant to any document or instrument executed in connection herewith.

1 .7 Swap Agreement. The parties hereto agree that all sums that may or shall become due and payable by the Mortgagor to the Mortgagee in accordance with any swap agreement, whether or not such swap agreement is directly between the Mortgagor and the Mortgagee or between the Mortgagor and Mortgagee's affiliates, assignors or assignees shall be evidenced by the Note, shall be secured by this Mortgage and shall constitute part of the Obligations. The lien of this Mortgage insofar as it secured payment of sums that may or shall become due and payable by the Mortgagor to the Mortgagee in accordance with the swap agreement is and shall continue to be equal in priority to the lien of this Mortgage insofar as it secures payment of the balance of the Obligations. The parties hereto agree that, if the Note shall be declared to be immediately due and payable as the result of an occurrence of an Event of Default or if the Note is not paid in full at maturity, then all sums that become available to the Mortgagee as a result of the foreclosure of this Mortgage shall not be applied to sums due under the swap agreement until such time as the balance of the Obligations have been paid in full.

1.8 Cross-Collateral and Future Advances. It is the express intention of the Mortgagor that this Mortgage secure payment and performance of all of the Obligations, whether now existing or hereinafter incurred by reason of future advances by the Bank or otherwise, and regardless of whether such Obligations are or were contemplated by the parties at the time of the granting of this Mortgage. Notice of the continuing grant of this Mortgage shall not be required to be stated on the face of any document evidencing any of the Obligations, nor shall such documents be required to otherwise specify that they are secured hereby.

2. REPRESENTATIONS, WARRANTIES, COVENANTS

2.1 Representations and Warranties. The Mortgagor represents and warrants that:

(a) This Mortgage has been duly executed and delivered by the Mortgagor and is the legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally;

(b) The Mortgagor is the sole legal owner of the Property, holding good and marketable fee simple title to the Property, subject to no liens, encumbrances, leases, security interests or rights of others, except as previously agreed to by the Bank (the "Permitted Encumbrances");

(c) The Mortgagor is the sole legal owner of the entire lessor's interest in Leases, if any, with full power and authority to encumber the Property in the manner set forth herein, and the Mortgagor has not executed any other assignment of Leases or any of the rights or rents arising thereunder;

(d) As of the date hereof, there are no Hazardous Substances (as hereinafter defined) in, on or under the Property, except as disclosed in writing to and acknowledged by the Bank; and

(e) Each Obligation is a commercial obligation and does not represent a loan used for personal, family or household purposes and is not a consumer transaction.

2.2 Recording; Further Assurances. The Mortgagor covenants that it shall, at its sole cost and expense and upon the request of the Bank, cause this Mortgage, and each amendment, modification or supplement hereto, to be recorded and filed in such manner and in such places, and shall at all times comply with all such statutes and regulations as may be required by law in order to establish, preserve and protect the interest of the Bank in the Property and the rights of the Bank under this Mortgage. Mortgagor will from time to time execute and deliver to the Bank such documents, and take or cause to be taken, all such other or further action, as the Bank may request in order to effect and confirm or vest more securely in the Bank all rights contemplated by this Mortgage (including, without limitation, to correct clerical errors) or to vest more fully in, or assure to the Bank the security interest in, the Property or to comply with applicable statute or law. To the extent permitted by applicable law, Mortgagor authorizes the Bank to file financing statements, continuation statements or amendments, and any such financing statements, continuation statements or amendments may be filed at any time in any jurisdiction. The Bank may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Property as defined in this Mortgage and which contain any other information required by Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Mortgagor is an organization, the type of organization and any organization identification number issued to Mortgagor; Mortgagor also authorizes the Bank to file financing statements describing any agricultural liens or other statutory liens held by the Bank. Mortgagor agrees to furnish any such information to the Bank promptly upon request. In addition, Mortgagor shall at any time and from time to time, take such steps as the Bank may reasonably request for the Bank (i) to obtain an acknowledgment, in form and substance satisfactory to the Bank, of any bailee having possession of any of the Property that the bailee holds such Property for the Bank, and (ii) otherwise to insure the continued perfection and priority of the Bank's security interest in any of the Property and the preservation of its rights therein. Mortgagor hereby constitutes the Bank its attorney-in-fact to execute and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Mortgage terminates in accordance with its terms, all Obligations are paid in full and the Property is released.

2.3 Restrictions on the Mortgagor. The Mortgagor covenants that it will not, nor will it permit any other person to, directly or indirectly, without the prior written approval of the Bank in each instance:

(a) Sell, convey, assign, transfer, mortgage, pledge, hypothecate, lease or dispose of all or any part of any legal or beneficial interest in the Mortgagor or the Property or any part thereof or permit any of the foregoing, except as expressly permitted by the terms of this Mortgage;

(b) Permit the use, generation, treatment, storage, release or disposition of any oil or other material or substance constituting hazardous waste or hazardous materials or substances under any applicable Federal or state law, regulation or rule ("Hazardous Substances"); or

(c) Permit to be created or suffer to exist any mortgage, lien, security interest, attachment or other encumbrance or charge on the Property or any part thereof or interest therein (except for the Permitted Encumbrances), including, without limitation, (i) any lien arising under any Federal, state or local statute, rule, regulation or law pertaining to the release or cleanup of Hazardous Substances and (ii) any mechanics' or materialmen's lien. The Mortgagor further agrees to give the Bank prompt written notice of the imposition, or notice, of any lien referred to in this Section and to take any action necessary to secure the prompt discharge or release of the same. The Mortgagor agrees to defend its title to the Property and the Bank's interest therein against the claims of all persons and, unless the Bank requests otherwise, to appear in and diligently contest, at the Mortgagor's sole cost and expense, any action or proceeding that purports to affect the Mortgagor's title to the Property or the priority or validity of this Mortgage or the Bank's interest hereunder.

2.4 Operation of Property. The Mortgagor covenants and agrees as follows:

(a) The Mortgagor will not permit the Property to be used for any unlawful or improper purpose, will at all times comply with all Federal, state and local laws, ordinances and regulations, and the provisions of any Lease, easement or other agreement affecting all or any part of the Property, and will obtain and maintain all governmental or other approvals relating to the Mortgagor, the Property or the use thereof, including without limitation, any applicable zoning or building codes or regulations and any laws or regulations relating to the handling, storage, release or cleanup of Hazardous Substances, and will give prompt written notice to the Bank of (i) any violation of any such law, ordinance or regulation by the Mortgagor or relating to the Property,
(ii) receipt of notice from any Federal, state or local authority alleging any such violation and (iii) the presence or release on the Property of any Hazardous Substances;

(b) The Mortgagor will at all times keep the Property insured for such losses or damage, in such amounts and by such companies as may be required by law and which the Bank may require, provided that, in any case, the Mortgagor shall maintain: (i) physical hazard insurance on an "all risks" basis in an amount not less than l00% of the full replacement cost of the Property; (ii) flood insurance if and as required by applicable Federal law and as otherwise required by the Bank; (iii) comprehensive commercial general liability insurance; (iv) rent loss and business interruption insurance; and (v) such other insurance as the Bank may require from time to time, including builder's risk insurance in the case of construction loans. All policies regarding such insurance shall be issued by companies licensed to do business in the state where the policy is issued and also in the state where the Property is located, be otherwise acceptable to the Bank, provide deductible amounts acceptable to the Bank, name the Bank as mortgagee, loss payee and additional insured, and provide that no cancellation or material modification of such policies shall occur without at least Thirty (30) days prior written notice to the Bank. Such policies shall include (i) a mortgage endorsement determined by the Bank in good faith to be equivalent to the "standard" mortgage endorsement so that the insurance, as to the interest of the Bank, shall not be invalidated by any act or neglect of the Mortgagor or the owner of the Property, any foreclosure or other proceedings or notice of sale relating to the Property, any change in the title to or ownership of the Property, or the occupation or use of the Property for purposes more hazardous than are permitted at the date of inception of such insurance policies; (ii) a replacement cost endorsement; (iii) an agreed amount endorsement; (iv) a contingent liability from operation endorsement; and (v) such other endorsements as the Bank may request. The Mortgagor will furnish to the Bank upon request such original policies, certificates of insurance or other evidence of the foregoing as are acceptable to the Bank. The terms of all insurance policies shall be such that no coinsurance provisions apply, or if a policy does contain a coinsurance provision, the Mortgagor shall insure the Property in an amount sufficient to prevent the application of the coinsurance provisions;

(c) Mortgagor will not enter into or modify the Leases in any material respect without the prior written consent of the Bank, execute any assignment of the Leases except in favor of the Bank, or accept any rentals under any Lease for more than one month in advance and will at all times perform and fulfill every term and condition of the Leases;

(d) Mortgagor will at all times (i) maintain complete and accurate records and books regarding the Property in accordance with generally accepted accounting principles and (ii) permit the Bank and the Bank's agents, employees and representatives, at such reasonable times as the Bank may request, to enter and inspect the Property and such books and records; and

(e) Mortgagor will at all times keep the Property in good and first-rate repair and condition (damage from casualty not excepted) and will not commit or permit any strip, waste, impairment, deterioration or alteration of the Property or any part thereof.

2.5 Payments. The Mortgagor covenants to pay when due: all Federal, state, municipal, real property and other taxes, betterment and improvement assessments and other governmental levies, water rates, sewer charges, insurance premiums and other charges on the Property, this Mortgage or any Obligation secured hereby that could, if unpaid, result in a lien on the Property or on any interest therein. If and when requested by the Bank, the Mortgagor shall deposit from time to time with the Bank sums determined by the Bank to be sufficient to pay when due the amounts referred to in this Section. The Mortgagor shall have the right to contest any notice, lien, encumbrance, claim, tax, charge, betterment assessment or premium filed or asserted against or relating to the Property; provided that it contests the same diligently and in good faith and by proper proceedings and, at the Bank's request, provides the Bank with adequate cash security, in the Bank's reasonable judgment, against the enforcement thereof. The Mortgagor shall furnish to the Bank the receipted real estate tax bills or other evidence of payment of real estate taxes for the Property within thirty (30) days prior to the date from which interest or penalty would accrue for nonpayment thereof. The Mortgagor shall also furnish to the Bank evidence of all other payments referred to above within fifteen (15) days after written request therefor by the Bank. If Mortgagor shall fail to pay such sums, the Bank may, but shall not be obligated to, advance such sums. Any sums so advanced by the Bank shall be added to the Obligations, shall bear interest at the highest rate specified in any note evidencing the Obligations, and shall be secured by the lien of this Mortgage.
2.6 Notices: Notice of Default. The Mortgagor will deliver to the Bank, promptly upon receipt of the same, copies of all notices or other documents it receives that affect the Property or its use, or claim that the Mortgagor is in default in the performance or observance of any of the terms hereof or that the Mortgagor or any tenant is in default of any terms of the Leases. The Mortgagor further agrees to deliver to the Bank written notice promptly upon the occurrence of any Event of Default hereunder or event that with the giving of notice or lapse of time, or both, would constitute an Event of Default hereunder.

2.7 Takings. In case of any condemnation or expropriation for public use of, or any damage by reason of the action of any public or governmental entity or authority to, all or any part of the Property (a "Taking"), or the commencement of any proceedings or negotiations that might result in a Taking, the Mortgagor shall immediately give written notice to the Bank, describing the nature and extent thereof. The Bank may, at its option, appear in any proceeding for a Taking or any negotiations relating to a Taking and the Mortgagor shall immediately give to the Bank copies of all notices, pleadings, determinations and other papers relating thereto. The Mortgagor shall in good faith and with due diligence and by proper proceedings file and prosecute its claims for any award or payment on account of any Taking. The Mortgagor shall not settle any such claim without the Bank's prior written consent. The Mortgagor shall hold any amounts received with respect to such awards or claims, by settlement, judicial decree or otherwise, in trust for the Bank and immediately pay the same to the Bank. The Mortgagor authorizes any award or settlement due in connection with a Taking to be paid directly to the Bank in amounts not exceeding the Obligations. The Bank may apply such amounts to the Obligations in such order as the Bank may determine.

2.8 Insurance Proceeds. The proceeds of any insurance resulting from any loss with respect to the Property shall be paid to the Bank and, at the option of the Bank, be applied to the Obligations in such order as the Bank may determine; provided, however, that if the Bank shall require repair of the Property, the Bank may release all or any portion of such proceeds to the Mortgagor for such purpose. Any insurance proceeds paid to the Mortgagor shall be held in trust for the Bank and promptly paid to it.

3. CERTAIN RIGHTS OF THE BANK

3.1 Legal Proceedings. The Bank shall have the right, but not the duty, to intervene or otherwise participate in any legal or equitable proceeding that, in the Bank's reasonable judgment, might affect the Property or any of the rights created or secured by this Mortgage. The Bank shall have such right whether or not there shall have occurred an Event of Default hereunder.

3.2 Appraisals/Assessments. The Bank shall have the right, at the Mortgagor's sole cost and expense, to obtain appraisals, environmental site assessments or other inspections of the portions of the Property that are real estate at such times as the Bank deems necessary or as may be required by applicable law, or its prevailing credit or underwriting policies.

3.3 Financial Statements. The Bank shall have the right, at the Mortgagor's sole cost and expense, to require delivery of financial statements in form and substance acceptable to the Bank from the Mortgagor or any guarantor of any of the Obligations and the Mortgagor hereby agrees to deliver such financial statements and/or cause any such guarantor to so deliver any such financial statement when required by the Bank.

3.4 Leases and Rent Roll. The Mortgagor shall deliver to the Bank (i) at such other times as the Bank shall request a rent roll for the Property, in form acceptable to the Bank, listing all tenants and occupants and describing all of the Leases; and (ii) at such times as the Bank shall request executed copies of all the Leases.

4. DEFAULTS AND REMEDIES

4.1 Events of Default. Event of Default shall mean the occurrence of any one or more of the following events:

(a) default of any liability, obligation, covenant or undertaking of the Mortgagor or any guarantor of the Obligations to the Bank, hereunder or otherwise, including, without limitation, failure to pay in full and when due any installment of principal or interest or default of the Mortgagor or any guarantor of the Obligations under any other Loan Document or any other agreement with the Bank;

(b) failure by the Mortgagor to perform, observe or comply with any of the covenants, agreements, terms or conditions set forth in this Mortgage or the Loan Documents;

(c) the (i) occurrence of any material loss, theft, damage or destruction of, or (ii) issuance or making of any levy, seizure, attachment, execution or similar process on a material portion of the Property;

(d) failure of the Mortgagor or any guarantor of the Obligations to maintain aggregate collateral security value satisfactory to the Bank;

(e) default of any material liability, obligation or undertaking of the Mortgagor or any guarantor of the Obligations to any other party;

(f) if any statement, representation or warranty heretofore, now or hereafter made by the Mortgagor or any guarantor of the Obligations in connection with this Mortgage or in any supporting financial statement of the Mortgagor or any guarantor of the Obligations shall be determined by the Bank to have been false or misleading in any material respect when made;

(g) if the Mortgagor or any guarantor of the Obligations is a corporation, trust, partnership or limited liability company, the liquidation, termination or dissolution of any such organization, or the merger or consolidation of such organization into another entity, or its ceasing to carry on actively its present business or the appointment of a receiver for its property;

(h) the death of the Mortgagor or any guarantor of the Obligations and, if the Mortgagor or any guarantor of the Obligations is a partnership or limited liability company, the death of any partner or member;

(i) the institution by or against the Mortgagor or any guarantor of the Obligations of any proceedings under the Bankruptcy Code 11 USC SS101 et seq. or any other law in which the Mortgagor or any guarantor of the Obligations is alleged to be insolvent or unable to pay its debts as they mature, or the making by the Mortgagor or any guarantor of the Obligations of an assignment for the benefit of creditors or the granting by the Mortgagor or any guarantor of the Obligations of a trust mortgage for the benefit of creditors;

(j) the service upon the Bank of a writ in which the Bank is named as trustee of the Mortgagor or any guarantor of the Obligations;

(k) a judgment or judgments for the payment of money shall be rendered against the Mortgagor or any guarantor of the Obligations, and any such judgment shall remain unsatisfied and in effect for any period of thirty
(30) consecutive days without a stay of execution;

(l) any levy, lien (including mechanics lien), seizure, attachment, execution or similar process shall be issued or levied on any of the property of the Mortgagor or any guarantor of the Obligations;

(m) the termination or revocation of any guaranty of the Obligations; or

(n) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Mortgagor or any guarantor of the Obligations, or the occurrence of any other event or circumstance, such that the Bank, in its sole discretion, deems that it is insecure or that the prospects for timely or full payment or performance of any obligation of the Mortgagor or any guarantor of the Obligations to the Bank has been or may be impaired.

4.2 Remedies. On the occurrence of any Event of Default the Bank may, at any time thereafter, at its option and, to the extent permitted by applicable law, without notice, exercise any or all of the following remedies:

(a) Declare the Obligations due and payable, and the Obligations shall thereupon become immediately due and payable, without presentment, protest, demand or notice of any kind, all of which are hereby expressly waived by the Mortgagor except for Obligations due and payable on demand, which shall be due and payable on demand whether or not an event of default has occurred hereunder;

(b) Enter, take possession of, manage and operate the Property (including all personal property and all records and documents pertaining thereto) and any part thereof and exclude the Mortgagor therefrom, take all actions it deems necessary or proper to preserve the Property and operate the Property as a mortgagee in possession with all the powers as could be exercised by a receiver or as otherwise provided herein or by applicable law; provided, however, the entry by the Bank upon the Property for any reason shall not cause the Bank to be a mortgagee in possession, except upon the express written declaration of the Bank;

(c) With or without taking possession, receive and collect all rents, income, issues and profits ("Rents') from the Property (including all real estate and personal property and whether past due or thereafter accruing), including as may arise under the Leases, and the Mortgagor appoints the Bank as its true and lawful attorney with the power for the Bank in its own name and capacity to demand and collect Rents and take any action that the Mortgagor is authorized to take under the Leases. The Bank shall (after payment of all costs and expenses incurred) apply any Rents received by it to the Obligations in such order as the Bank determines, or in accordance with any applicable statute, and the Mortgagor agrees that exercise of such rights and disposition of such funds shall not be deemed to cure any default or constitute a waiver of any foreclosure once commenced nor preclude the later commencement of foreclosure for breach thereof. The Bank shall be liable to account only for such Rents actually received by the Bank. Lessees under the Leases are hereby authorized and directed, following notice from the Bank, to pay all amounts due the Mortgagor under the Leases to the Bank, whereupon such lessees shall be relieved of any and all duty and obligation to the Mortgagor with respect to such payments so made;

(d) In addition to any other remedies, to sell the Property or any part thereof or interest therein pursuant to exercise of its power of sale or otherwise at public auction on terms and conditions as the Bank may determine, or otherwise foreclose this Mortgage in any manner permitted by law, and upon such sale the Mortgagor shall execute and deliver such instruments as the Bank may request in order to convey and transfer all of the Mortgagor's interest in the Property, and the same shall operate to divest all rights, title and interest of the Mortgagor in and to the Property. In the event this Mortgage shall include more than one parcel of property or subdivision (each hereinafter called a "portion"), the Bank shall, in its sole and exclusive discretion and to the extent permitted by applicable law, be empowered to foreclose upon any such portion without impairing its right to foreclose subsequently upon any other portion or the entirety of the Property from time to time thereafter. In addition, the Bank may in its sole and exclusive discretion subordinate this Mortgage to one or more Leases for the sole purpose of preserving any such Lease in the event of a foreclosure;

(e) Cause one or more environmental assessments to be taken, arrange for the cleanup of any Hazardous Substances or otherwise cure the Mortgagor's failure to comply with any statute, regulation or ordinance relating to the presence or cleanup of Hazardous Substances, and the Mortgagor shall provide the Bank or its agents with access to the Property for such purposes; provided that the exercise of any of such remedies shall not be deemed to have relieved the Mortgagor from any responsibility therefor or given the Bank "control" over the Property or cause the Bank to be considered to be a mortgagee in possession, "owner' or "operator" of the Property for purposes of any applicable law, rule or regulation pertaining to Hazardous Substances; and

(f) Take such other actions or proceedings as the Bank deems necessary or advisable to protect its interest in the Property and ensure payment and performance of the Obligations, including, without limitation, appointment of a receiver (and the Mortgagor hereby waives any right to object to such appointment) and exercise of any of the Bank's remedies provided herein or in any other document evidencing, securing or relating to any of the Obligations or available to a secured party under the Uniform Commercial Code or under other applicable law.

In addition, the Bank shall have all other remedies provided by applicable law, including, without limitation, the right to pursue a judicial sale of the Property or any portion thereof by deed, assignment or otherwise.

The Mortgagor agrees and acknowledges that the acceptance by the Bank of any payments from either the Mortgagor or any guarantor after the occurrence of any Event of Default, the exercise by the Bank of any remedy set forth herein or the commencement, discontinuance or abandonment of foreclosure proceedings against the Property shall not waive the Bank's subsequent or concurrent right to foreclose or operate as a bar or estoppel to the exercise of any other rights or remedies of the Bank. The Mortgagor agrees and acknowledges that the Bank, by making payments or incurring costs described herein, shall be subrogated to any right of the Mortgagor to seek reimbursement from any third parties, including, without limitation, any predecessor in interest to the Mortgagor's title or other party who may be responsible under any law, regulation or ordinance relating to the presence or cleanup of Hazardous Substances.

4.3 Advances. If the Mortgagor fails to pay or perform any of its obligations respecting the Property, the Bank may in its sole discretion do so without waiving or releasing Mortgagor from any such obligation. Any such payments may include, but are not limited to, payments for taxes, assessments and other governmental levies, water rates, insurance premiums, maintenance, repairs or improvements constituting part of the Property. Any amounts paid by the Bank hereunder shall be, until reimbursed by the Mortgagor, part of the Obligations and secured by this Mortgage, and shall be due and payable to the Bank, on demand, together with interest thereon to the extent permitted by applicable law, at the highest rate permitted under any of the notes evidencing the Obligations.

4.4 Cumulative Rights and Remedies. All of the foregoing rights, remedies and options (including without limitation the right to enter and take possession of the Property, the right to manage and operate the same, and the right to collect Rents, in each case whether by a receiver or otherwise) are cumulative and in addition to any rights the Bank might otherwise have, whether at law or by agreement, and may be exercised separately or concurrently and none of which shall be exclusive of any other. The Mortgagor further agrees that the Bank may exercise any or all of its rights or remedies set forth herein without having to pay the Mortgagor any sums for use or occupancy of the Property.

4.5 Mortgagor's Waiver of Certain Rights. To the extent permitted by applicable law, the Mortgagor hereby waives the benefit of all present and future laws (i) providing for any appraisal before sale of all or any portion of the Property or (ii) in any way extending the time for the enforcement of the collection of the Obligations or creating or extending a period of redemption from any sale made hereunder.

5. MISCELLANEOUS

5.1 Costs and Expenses. To the extent permitted by applicable law, the Mortgagor shall pay to the Bank, on demand, all reasonable expenses (including attorneys' fees and expenses and reasonable consulting, accounting, appraisal, brokerage and similar professional fees and charges) incurred by the Bank in connection with the Bank's interpretation, recordation of this Mortgage, exercise, preservation or enforcement of any of its rights, remedies and options set forth in this Mortgage and in connection with any litigation, proceeding or dispute whether arising hereunder or otherwise relating to the Obligations, together with interest thereon to the extent permitted by applicable law, until paid in full by the mortgagor at the highest rate set forth in any of the notes evidencing the Obligations. Any amounts owed by the Mortgagor hereunder shall be, until paid, part of the Obligations and secured by this Mortgage, and the Bank shall be entitled, to the extent permitted by law, to receive and retain such amounts in any action for a deficiency against or redemption by the Mortgagor, or any accounting for the proceeds of a foreclosure sale or of insurance proceeds.

5.2 Survival of Claims for Costs and Expenses. It is the parties' intent that the Bank's claim for legal fees, taxes and expenses, including without limitation all costs and insurance premiums, shall survive the entry of a foreclosure judgment. If Bank employs counsel for advice or representation after an Event of Default (whether or not formally declared) relating to the collection or enforcement of this Mortgage, the Note or other Loan Documents or Obligations (whether or not suit is actually instituted), Bank may collect from Mortgagor all of Bank's reasonable expenses and fees, including, without limitation: (a) all reasonable fees and disbursements of counsel to Bank (whether pre-judgment or post-judgment or both, as applicable); (b) all expenses of or in anticipation of litigation, including fees and expenses of witnesses, experts, stenographers, title and lien searchers; and (c) costs incurred by Bank in performing any duty or obligation on behalf of Mortgagor, including payment of any tax, government charge or insurance premium, making repairs to the Property, rendering the Property free of hazardous substances or liens or performing any lien obligation. The expenses incurred by Bank in performing any of Mortgagor's duties or obligations shall be added to the monies owing under the Note with interest at the rate in effect from time to time under the Note. All such sums shall be secured by this Mortgage and all collateral given to secure any Obligation. Any action taken by Bank pursuant to this section shall not constitute a waiver of any Event of Default or undertaking to perform or complete any of Mortgagor's duties nor shall it impose any future responsibility on Bank to perform any of Mortgagor's duties in the future.

5.3 Indemnification Regarding Leases. The Mortgagor hereby agrees to defend, and does hereby indemnify and hold the Bank and each of its directors, officers, employees, agents and attorneys (each an "Indemnitee") harmless from all losses, damages, claims, costs or expenses (including attorneys' fees and expenses) resulting from the assignment of the Leases and from all demands that may be asserted against such indemnitees arising from any undertakings on the part of the Bank to perform any obligations under the Leases. It is understood that the assignment of the Leases shall not operate to place responsibility for the control or management of the Property upon the Bank or any Indemnitee or make them liable for performance of any of the obligations of the Mortgagor under Leases, respecting any condition of the Property or any other agreement or arrangement, written or oral, or applicable law.

5.4 Indemnification Regarding Hazardous Substances. The Mortgagor hereby agrees to defend, and does hereby indemnify and hold harmless each Indemnitee from and against any and all losses, damages, claims, costs or expenses, including, without limitation, litigation costs and attorneys' fees and expenses and fees or expenses of any environmental engineering or cleanup firm incurred by such indemnitee and arising out of or in connection with the Property or resulting from the application of any current or future law, regulation or ordinance relating to the presence or cleanup of Hazardous Substances on or affecting the Property. The Mortgagor agrees its obligations hereunder shall be continuous and shall survive termination or discharge of this Mortgage and/or the repayment of all debts to the Bank including repayment of all Obligations.

5.5 Indemnitee's Expenses. If any indemnitee is made a party defendant to any litigation or any claim is threatened or brought against such Indemnitee concerning this Mortgage or the Property or any part thereof or therein or concerning the construction, maintenance, operation or the occupancy or use thereof by the Mortgagor or other person or entity, then the Mortgagor shall indemnify, defend and hold each Indemnitee harmless from and against all liability by reason of said litigation or claims, including attorneys' fees and expenses incurred by such Indemnitee in connection with any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Bank in favor of the Mortgagor.

5.6 Waivers. The Mortgagor waives notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Bank in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretion (all of which are hereinafter collectively referred to as 'the Bank's rights and remedies') hereunder shall constitute a waiver thereof; and no waiver by the Bank of any default of the Mortgagor hereunder or of any demand shall operate as a waiver of any other default hereunder or of any other demand. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference to this Mortgage. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Bank and the Mortgagor at any time (whether before, during or after the effective date or term of this Mortgage) shall be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under this Mortgage (nor shall anything in this Mortgage be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under any such other agreement or transaction) but all the Bank's rights and remedies not only under the provisions of this Mortgage but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

5.7 Waiver of Homestead. To the maximum extent permitted under applicable law, the Mortgagor hereby waives and terminates any homestead rights and/or exemptions respecting the Property under the provisions of any applicable homestead laws, including, without limitation, N.J.S.A.54:4-8.57.

5.8 Joint and Several. If there is more than one Mortgagor, each of them shall be jointly and severally liable for payment and/or performance of all obligations secured by this Mortgage and the term "Mortgagor" shall include each as well as all of them.

5.9 Severability. If any provision of this Mortgage or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Mortgage (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

5.10 Complete Agreement. This Mortgage and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

5.11 Binding Effect of Agreement. This Mortgage shall run with the land and be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until all Obligations are fully and indefeasibly paid. The Bank may transfer and assign this Mortgage and deliver any collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any responsibility or liability with respect to this Mortgage and such collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Mortgage or the other Loan Documents.

5.12 Notices. Any notices under or pursuant to this Mortgage shall be deemed duly received and effective if delivered in hand to any officer of agent of the Mortgagor or Bank, or if mailed by registered or certified mail, return receipt requested, addressed to the Mortgagor or Bank at the address set forth in this Mortgage or as any party may from time to time designate by written notice to the other party; notwithstanding the foregoing notices to the Bank with respect to accounting and collateral release and notices to the Trustee pursuant to a Deed of Trust shall be sent to the Bank as follows: Attention: VP Loan Servicing, Loan Services, 6000 Atrium Way, Mt. Laurel NJ 08054.

5.13 Governing Law. This Mortgage shall be governed by New Jersey law without giving effect to the conflicts of laws principles thereof.

5.14 Reproductions. This Mortgage and all documents which have been or may be hereinafter furnished by the Mortgagor to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

5.15 Bank Affiliates. The term "Bank Affiliate" as used in this Mortgage shall mean any "Affiliate" of the Bank. The term "Affiliate" shall mean with respect to any person, (a) any person which, directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such person, or (b) any person who is a director or officer (i) of such person, (ii) of any subsidiary of such person, or (iii) any person described in clause (a) above. For purposes of this definition, control of a person shall mean the power, direct or indirect, (x) to vote 5% or more of the Capital Stock having ordinary voting power for the election of directors (or comparable equivalent) of such person, or (y) to direct or cause the direction of the management and policies of such person whether by contract or otherwise. Control may be by ownership, contract, or otherwise.

5.16 Jurisdiction and Venue. The Mortgagor irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in New Jersey, over any suit, action or proceeding arising out of or relating to this Mortgage. The Mortgagor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. The Mortgagor hereby consents to process being served in any such suit, action or proceeding (i) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Mortgagor's address set forth herein or such other address as has been provided in writing to the Bank and (ii) in any other manner permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Mortgagor.

5.17 JURY WAIVER. THE MORTGAGOR AND THE BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS MORTGAGE, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. THE MORTGAGOR CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

5.18 COPY OF MORTGAGE. MORTGAGOR ACKNOWLEDGES THAT MORTGAGOR HAS RECEIVED A COPY OF THIS MORTGAGE AT NO ADDITIONAL COST.
EXECUTED under seal as of the date first above written.
Witness:                          Mortgagor:
Rachel Laidlaw                    By:  /s/ John Dewey, President and CEO
Rachel Laidlaw                    By:  /s/ Stephen Krill, Treasurer
STATE OF NEW JERSEY
COUNTY OF PASSAIC

On this, 24th day of April, 2009, before me, a Notary Public, personally appeared John Dewey, known to me (or satisfactorily proven) to be the person described in the foregoing instrument, who acknowledged himself/herself to be the President and CEO of The Dewey Electronics Corporation, a New York Corporation, and that he/she as such President and CEO, being authorized to do so, executed the foregoing instrument on behalf of The Dewey Electronics Corporation as the act of The Dewey Electronics Corporation.
IN WITNESS WHEREOF, I HEREUNTO SET MY HAND AND OFFICIAL SEAL.

/s/Carol F. Grofsik
NOTARY PUBLIC
MY COMMISSION EXPIRES: March 23, 2012

STATE OF NEW JERSEY
COUNTY OF PASSAIC

On this, the 24th day of April 2009 before me, a Notary Public, personally appeared Stephen P. Krill, known to me (or satisfactorily proven) to be the person described in the foregoing instrument, who acknowledged himself/herself to be the Treasurer of The Dewey Electronics Corporation, a New York Corporation, and that he/she as such Treasurer, being authorized to do so, executed the foregoing instrument on behalf of The Dewey Electronics Corporation as the act of The Dewey Electronics Corporation.

IN WITNESS WHEREOF, I HEREUNTO SET MY HAND AND OFFICIAL SEAL.

/s/ Carol F. Grofsik
NOTARY PUBLIC
MY COMMISSION EXPIRES: March 23, 2012